Exhibit 99.5

                    Certification of Chief Executive Officer

                           CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                           (18 U.S.C. SECTION 1350)

In connection with the Quarterly Report of 3Si Holdings, Inc. (the "Company") on Form 10-QSB for the period ended March 31 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned certifies pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

(1) The Report fully complies with the requirements of Section
13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: May 13, 2003                    /s/ Jerome K. Thorson
                                       Jerome K. Thorson, President, Chief
                                       Executive Officer and Director